GBT021601, a Next-Generation RESULTS HbS Polymerization Inhibitor: Results of Safety, Tolerability, Healthy Volunteers Study Healthy Volunteers Study Adults Living with Pharmacokinetics and – Single Ascending Dose – Multiple Ascending Dose SCD Study Pharmacodynamics in Adults Living with Sickle Cell Disease and Design for Healthy Volunteers Study – Single Ascending Dose Design for Healthy Volunteers Study – Multiple Ascending Dose Design for Adults Living with SCD Study Phase 1, randomized, double-blind, placebo-controlled, parallel-group trial to evaluate the safety and tolerability of single Ongoing phase 1, randomized, double-blind, placebo-controlled, parallel-group trial to evaluate the safety and Ongoing phase 1, single-arm, intrapatient single-dose and multiple-ascending-dose trial to evaluate the safety and Healthy Volunteers ascending doses of GBT021601 in healthy volunteers. pharmacological effects of multiple ascending doses of GBT021601 in healthy volunteers. efficacy of GBT021601 in adults with SCD. Multiple ascending doses (LD + MD) Single ascending doses (50 mg to 2200 mg) n=7 Single 100 mg dose multiple ascending doses n=48 7:3 to reach a % Hb occupancy >30% 1 2 6:2 Placebo N=6 Clark Brown, MD, PhD ; Andrew Redfern, MBChB ; Eleanor Lisbon, Placebo n=3 n=16 SD MAD-1 MAD-2 ScreeningRandomization Follow-up Screening Follow-up MD, MPH3; Carla Washington, PhD3; Irene Agodoa, MD3; ScreeningRandomization Primary endpoint at week 14 Follow-up Washout period LD + MD LD + MD 14 days of daily doses Day 1 14-week sampling period Kim Smith-Whitley, MD3 Patient population Primary endpoint Key secondary endpoints Patient population Primary endpoint Key secondary endpoints Patient population Primary endpoint Key secondary endpoints 1Aflac Cancer and Blood Disorder Center of Children’s Healthcare of Atlanta and Healthy volunteers Safety and tolerability PK Healthy volunteers Safety and tolerability PK Patients with HbSS, aged 18 to Safety and tolerability PK aged 18 to 55 years Effect of food aged 18 to 55 years 60 years Department of Pediatrics, Emory School of Medicine, Atlanta, GA, USA; Effect on ECG parameters Relationship between time-matched One dose cohort to date Baseline Hb ≥5.5 g/dL and GBT021601 concentrations and 2 3 ≤10.5 g/dL the changes in clinical measures of Linear Clinical Research, Nedlands, Western Australia; Global Blood Therapeutics, PK, pharmacokinetics. LD: 300 mg × 3 days No VOCs or transfusions within anemia and hemolysis from baseline MD: 15 mg × 11 days South San Francisco, CA, USA 30 days of screening Healthy Volunteers SAD Cohorts: Demographics and Baseline Characteristics ECG, electrocardiogram; LD, loading dose; MD, maintenance dose; PK, pharmacokinetics. Hb, hemoglobin; HbSS, homozygous for SCD; LD, loading dose; MAD, multiple ascending dose; MD, maintenance dose; PK, pharmacokinetics; SCD, sickle cell disease; SD, single dose; VOC, vaso-occlusive crisis. Were Similar Across Groupsa INTRODUCTION 50 mg 100 mg 200 mg 200 mg (fed)b 400 mg 800 mg 1400 mg 2200 mg (n=8) (n=8) (n=8) (n=8) (n=8) (n=8) (n=8) (n=8) Healthy Volunteers 15 mg MAD Cohort: Demographics and TEAEs Mean age, years (SD) 33.3 (5.1) 28.5 (10.5) 26.5 (9.6) 26.5 (9.8) 34.4 (11.3) 34.1 (10.9) 29.6 (8.0) 25.4 (4.7) Here we explore the safety, tolerability, pharmacokinetics SCD Cohort: Demographics and Baseline Characteristics Male, n (%) 8 (100) 7 (87.5) 8 (100) 8 (100) 6 (75.0) 7 (87.5) 7 (87.5) 8 (100) 15 mg 15 mg (PK), and pharmacodynamics (PD) of GBT021601 in maintenance maintenance Race, n (%) Demographics (n=10) Overview of TEAEsa (n=10) SCD healthy volunteers and adults living with sickle cell (N=6) disease (SCD). White 4 (50.0) 5 (62.5) 6 (75.0) 6 (75.0) 2 (25.0) 6 (75.0) 7 (87.5) 5 (62.5) Mean age, years (SD) 43.7 (9.12) Number of TEAEs 5 Mean age, years (SD) 20.2 (2.23) Asian 3 (37.5) 2 (25.0) 1 (12.5) 2 (25.0) 5 (62.5) 0 1 (12.5) 1 (12.5) Black or African Male, n (%) 4 (66.7) 0 0 0 0 0 1 (12.5) 0 0 SCD is an inherited, lifelong disorder characterized by sickle hemoglobin American Number of participants with 4 (40.0) (HbS) polymerization, resulting in red blood cell (RBC) sickling, RBC Male, n (%) 6 (60.0) Other 1 (12.5) 1 (12.5) 1 (12.5) 0 1 (12.5) 1 (12.5) 0 2 (25.0) at least 1 TEAE, n (%) Race n (%) destruction, vaso-occlusion, and end-organ damage.1 aAll groups consisted of 6 healthy volunteers who received voxelotor and 2 healthy volunteers who received placebo. bTo determine food effect, 200 mg dose was given Black or African American 5 (83.3) in fasting state and after a high-fat meal. Race n (%) Number of TEAEs grade ≥3 0 Voxelotor is a first-in-class HbS polymerization inhibitor indicated in the SAD, single ascending dose. Other 1 (16.7) United States for adult and adolescent patients (aged ≥12 years) with SCD. In the pivotal HOPE study, treatment with voxelotor resulted in rapid, robust, Healthy Volunteers SAD Cohorts: Most TEAEs Were Grade 1 or 2 White 7 (70.0) Number of drug-related TEAEs 1b HbSS genotype, n (%) 6 (100) and sustained improvements in hemoglobin and hemolysis.2-5 b Current hydroxyurea use, n (%) 6 (100) 50 mg 100 mg 200 mg 200 mg (fed) 400 mg 800 mg 1400 mg 2200 mg Black or African Number of participants with at Overview of TEAEsa (n=8) (n=8) (n=8) (n=8) (n=8) (n=8) (n=8) (n=8) 3 (30.0) 1 (10.0) GBT021601 is a potent, next-generation HbS polymerization inhibitor that has American least 1 drug-related TEAE, n (%) Number of VOCs within 12 months of screening the potential to achieve higher hemoglobin (Hb) occupancies at lower doses Number of TEAEs 14 13 16 8 23 14 29 17 Number of participants with Number of TEAEs leading to 0 2 (33.3) than voxelotor. In an in vivo SCD mouse model, GBT021601 treatment led to 7 (87.5) 6 (75.0) 7 (87.5) 6 (75.0) 8 (100) 6 (75.0) 8 (100) 6 (75.0) 0 at least 1 TEAE, n (%) study drug discontinuation substantial improvements in hematological parameters.6 Number of TEAEs grade ≥3 0 0 0 1 1 0 0 0 1 1 (16.7) Number of drug-related TEAEs 2 1 0 0 1 3 4 4 Number of SAEs 0 2 3 (50.0) Number of participants with at least 1 drug-related 2 (25.0) 1 (12.5) 0 0 1 (12.5) 2 (25.0) 4 (50.0) 2 (25.0) Number of transfusions within 12 months of screening TEAE, n (%) aAs the study is currently ongoing, data presented are still blinded. bThe 1 drug-related TEAE was grade 1 somnolence in 1 participant. MAD, multiple ascending dose; SAE, serious adverse event; TEAE, treatment-emergent adverse event. Number of TEAEs leading to 0 0 0 0 0 0 0 0 0 4 (66.7) REFERENCES study drug discontinuation Number of SAEs 0 0 0 0 1c 0 0 0 1 2 (33.3) 1. Kato GJ, Piel FB, Reid CD, et al. Sickle cell disease. Nat Rev Dis Primers. 2018;4:18010. aAs the study is currently ongoing, data presented are still blinded. bTo determine food effect, 200 mg dose was given in fasting state and after a high-fat meal. Preliminary Whole Blood PK Parameters and Hemoglobin Occupancy HbSS, homozygous for SCD; SCD, sickle cell disease; VOC, vaso-occlusive crisis. cThe 1 SAE was a traumatic brain injury and was not drug related. 7 SAD, single ascending dose; SAE, serious adverse event; TEAE, treatment-emergent adverse event. in Healthy Volunteers 15 mg MAD Cohort 2. Estepp JH. Voxelotor (GBT440), a first-in-class hemoglobin oxygen-affinity modulator, has promising and reassuring preclinical and clinical data. Am J Hematol. 2018;93(3):326-329. Favorable Whole Blood PK Parameters and Hemoglobin Occupancy after Day 14 3. Vichinsky E, Hoppe CC, Ataga KI, et al. A phase 3 randomized trial of voxelotor in sickle cell disease. Single Ascending Dose per Cohort Parameter,a mean (15 mg) N Engl J Med. 2019;381(6):509-519. HV HV SCD HV HV HV HV HV SCD SAD Cohort: All TEAEs Were Grade 1 or 2 4. Howard J, Ataga KI, Brown RC, et al. Voxelotor in adolescents and adults with sickle cell disease Parameter, mean 50 mg 100 mg 100 mg 200 mg 400 mg 800 mga 1400 mga 2200 mgb C , µg/mL 130.7 (HOPE): long-term follow-up results of an international, randomised, double-blind, placebo- max (CV%) (14.3) t , days 28 .9 29.8 9.8 28.4 25.8 controlled, phase 3 trial. Lancet Haematol. 2021;8(5):e323-e333. 1/2 ND ND ND SAD (CV%) (8.4) (22.3) (14.7) (15.6) (10.8) Overview of TEAEs (N=6) 5. Oxbryta. Prescribing information. Global Blood Therapeutics; January 2021. t ,b h 6 C , µg/mL 8.1 17.4 16.7 35.8 88.1 149.3 231.2 389.7 max max (16.9) (10.8) (23.3) (32.4) (11.1) (10.5) (12.6) (12.0) 6. Dufu K, Alt C, Strutt S, et al. GBT021601 improves the pathophysiology of sickle cell disease in a (CV%) (range) (0.5-24) Number of TEAEs 7 murine model. Poster presented at: 25th European Hematology Association Congress; June 9-17, AUC , µg·h/mL 6896 14,400 4690 29,290 61,920 74,330 136,900 48,010 0-t 2021; Virtual. Poster EP1198. (CV%) (21.5) (14.7) (26.8) (26.1) (9.3) (4.5) (7.8) (10.0) AUC0-24, µg·h/mL 2865 Number of participants with at least 1 TEAE, n (%) 5 (83.3) t ,c h 24 24 8 8 8 16 12 24 (13.7) 7. Data on file. Global Blood Therapeutics, South San Francisco, CA. max (CV%) (range) (4, 48) (8, 48) (6, 36) (4, 48) (4, 120) (1, 96) (8, 48) (12, 24) Number of TEAEs grade ≥3 0 8. Hutchaleelaha A, Patel M, Washington C, et al. Pharmacokinetics and pharmacodynamics of voxelotor (GBT440) in healthy adults and patients with sickle cell disease. Br J Clin Pharmacol. B:P ratiod 220 214 69.3 206 185 ND ND ND B:P ratioc 182.4 Number of drug-related TEAEs 1a 2019;85(6):1290-1302. % Hb occupancy based on C 0.88 1.9 3.3 3.8 9.5 16.8 25 43.9 max (16.7) (13.3) (26.1) (33.0) (22.6) (10.4) (12.4) (12.3) (CV%) Number of participants with at least 1 drug-related TEAE, n (%) 1 (16.7) % Hb occupancy 16.0d aBlood collected up to day 42. bBlood collected up to day 7 (study still ongoing). ct reported as median. dB:P = mean AUC :mean AUC . AUC , area under the curve to last measurable concentration time; C , maximal observed max concentration; CV, coefficient of0—variation; t blood Hb, hemoglobin; 0-t plasma (CV%) (14.3) Number of TEAEs leading to study drug discontinuation 0 HV, healthy 0-t volunteer; ND, not determined; PK, pharmacokinetics; SCD, max sickle cell disease; t , half-life; t time of maximal observed concentration. DISCLOSURES 1/2 max, aCalculations based on nominal (anticipated) collection times, not actual. bt reported as median. cB:P = mean AUC :mean AUC . dTo achieve a similar Hb Number of SAEs 0 max 0-24 blood 0-24 plasma Single Doses of GBT021601 Showed a Dose-Dependent Increase occupancy with voxelotor, more than 300 mg MAD was needed.8 AUC , area under the curve to 24 hours post-dose; C , maximal observed concentration; CV, coefficient of variation; Hb, hemoglobin; MAD, multiple ascending dose; aThe 1 drug-related TEAE in the SAD phase was grade 2 headache. 0-24 max in Percent Hb Occupancy in Healthy Volunteers PK, pharmacokinetics; SCD, sickle cell disease; t , half-life; t time of maximal observed concentration. SAD, single ascending dose; SAE, serious adverse event; SCD, sickle cell disease; TEAE, treatment-emergent adverse event. Clark Brown Carla Washington 1/2 max Consultant: Global Blood Therapeutics, Imara, Clinical consultant Novartis, Novo Nordisk Shareholder: Global Blood Therapeutics Hb Occupancy7 Research support: Global Blood Therapeutics, 50% Forma Therapeutics, Imara, Novartis, Pfizer Irene Agodoa 43.9% Employee, equity ownership: 45% Andrew Redfern Global Blood Therapeutics 40% Employee: Linear Clinical Research 35% Advisory board member: Novartis, Kim Smith-Whitley CONCLUSIONS Employee, equity ownership: 30% Pfizer, Roche, Eisai, AstraZeneca Global Blood Therapeutics 23.6% occupancy 25% 25.1% Eleanor Lisbon Hb 20% Employee, equity ownership: 16.8% 15% Single doses and multiple daily doses of GBT021601 has the potential to Further multiple-dose Global Blood Therapeutics Mean 9.5% 10% GBT021601 are well tolerated in healthy achieve a targeted Hb occupancy data will help evaluate 3.8% 5.9% 7.9% 5% 3.4% volunteers and adults living with SCD, with and attain desired hematological GBT021601’s potential as a 0% studies currently ongoing. Preliminary effects at lower doses than voxelotor, best-in-class, oral, disease- ACKNOWLEDGMENTS 0 500 1000 1500 2000 2500 3000 Dose (mg) single-dose data of GBT021601 showed a therefore reducing pill burden and modifying therapy for SCD. linear dose-dependent increase in percent improving clinical outcomes for GBT601 % Hb occupancy GBT440 % Hb occupancy Hb occupancy up to the highest dose individuals living with SCD. Thank you to all the patients with sickle cell disease, families, caregivers, research nurses, Hb, hemoglobin. evaluated, 2200 mg. study coordinators, and support staff who contributed to this study. There was no observable difference in Hb occupancy between fasting and fed states (200 mg). Presented at: American Society of Hematology Annual These Hb occupancies exceed those reported in healthy volunteers receiving single doses of voxelotor over a Meeting & Exposition 2021; December 11-14, 2021 This study was supported by Global Blood Therapeutics. similar range.8 © 2021 Global Blood Therapeutics The authors thank Jessica Chen, MD (Healthcare Consultancy Group, with funding from Global Blood Therapeutics) for editorial assistance in the preparation of this report.